SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  April 3, 2000


                          CHAMPPS ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


               Delaware                                       0-22639
       (State or other jurisdiction                  (Commission file number)
             of incorporation)

                                   04-3370491
                                 (IRS employer
                               identification no.)



             5619 DTC Parkway, Suite 1000, Englewodo, Colorado 80111
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (303) 804-1333


                                 AMENDMENT NO. 1

          The undersigned registrant hereby amends the following items,financial statements, exhibits or other portions of its CURRENT REPORTon FORM8-K dated April 3, 2000 as set forth in the pages attached hereto.

 (List all such items, financial statements, exhibits or other portions amended)

(a)      Item 7.  Financial Statements and Exhibits.

          The letter dated April 20, 2000 attached as Exhibit to this Amendment No.1 to Form 8-K is hereby filed as Exhibit 16.1 to the Current Report on Form 8-K dated April 3, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Champps Entertainment, Inc.
                                           (Registrant)

                                            By:
                                               Frederick J. Dreibholz
                                               Chief Financial Officer

Date:    April 21, 2000

             There are 3 pages in this Report, including exhibits.

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

Exhibit No                                    Description

  16.1                                        Letter dated April 20, 2000 to
                                              Registrant from former accountant.
         .

April 20, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 of the Champps Entertainment, Inc. Form 8-K dated April 3, 2000 (filed with the Securities and Exchange Commission on April 11, 2000) and agree with the statements made therein except that we have no basis on which to agree or disagree with the statements made in:

o The first sentence of the first paragraph as they relate to the Company's engagement of Arthur Andersen LLP;

o    The second and third sentences of the first paragraph;

o    The last sentence of the forth paragraph;

o    The fifth paragraph

Yours truly,



DELOITTE & TOUCHE LLP

Boston, Massachusetts